UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 31, 2016

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 1, 2016, American Independence Corp. (“AMIC”) filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting the completion of the disposition of all of the equity interests of its indirect subsidiary IHC Risk Solutions, LLC to SR Corporate Solutions America Holding Corporation, a division of Swiss Re (the "Sale”).  This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed on April 1, 2016 to present certain pro forma condensed consolidated financial information in connection with the Sale, which pro forma condensed consolidated financial information is filed as an exhibit hereto.

Item 9.01.

Financial Statements and Exhibits.

(b)

Pro forma financial information

The pro forma condensed consolidated financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)

Exhibits

2.1

Purchase and Sale Agreement (Filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on January 6, 2016 and incorporated herein by reference).

99.1

Press Release (Filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on January 6, 2016 and incorporated herein by reference)

99.2

The (i) Pro Forma Condensed Consolidated Balance Sheet of AMIC at December 31, 2015, as if the Sale had occurred as of that date, (ii) Pro Forma Condensed Consolidated Statement of Income of AMIC for the year ended December 31, 2015, as if the Sale had occurred as of the beginning of the period, and (iii) Pro Forma Condensed Consolidated Statement of Income of AMIC for the years ended December 31, 2014 and 2013, as if the Sale was discontinued operations for those periods, and the related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

/s/ David T. Kettig David T. Kettig President	Date:	June 13, 2016

Exhibit 99.2

AMERICAN INDEPENDENCE CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

INTRODUCTION	4

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

Pro Forma Condensed Consolidated Balance Sheet of AMIC at December 31, 2015, as if the sale being disclosed in this filing had occurred as of that date.	5

Pro Forma Condensed Consolidated Statement of Income of AMIC for the year ended December 31, 2015, as if the sale being disclosed in this filing had occurred as of the beginning of the period	6

Pro forma Condensed Consolidated Statement of Income of AMIC for the year ended December 31, 2014 and 2013, as if the sale being disclosed in this filing was discontinued operations for those periods.	7-8

Notes to Pro Forma Condensed Consolidated Financial Statements	9

American Independence Corp.

Introduction to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

On March 31, 2016, Independence Holding Company (“IHC”) and American Independence Corp. (“AMIC”) sold IHC Risk Solutions LLC (“RS”), its direct writer of excess or stop-loss insurance for self-insured employer groups that desire to manage the risk of large medical claims (“Medical Stop-Loss”) to Swiss Re Corporate Solutions, a division of Swiss Re (“Swiss Re”).  In addition, under the purchase and sale agreement, all of the in-force stop-loss business of Standard Security Life and Independence American produced by RS was co-insured by Westport Insurance Corporation (“Westport”), Swiss Re’s largest US carrier, as of January 1, 2016.  The aggregate purchase price was $152,500,000 in cash, subject to adjustments and settlements.  Approximately 89% of the purchase price was allocated to AMIC, with the balance being paid to Standard Security Life.  IHC’s and AMIC’s block of Medical Stop-Loss business are in run-off. The sale of RS and exit from the medical stop-loss business represents a strategic shift that will have a major effect on the Company’s operations and financial results.  The disposal transaction qualifies for reporting as discontinued operations in the first quarter of 2016 as a result of the Board of Directors’ commitment to a plan for its disposal in January 2016.

Unaudited pro forma financial information for AMIC has been provided below to show what the significant effects on the historical financial information might have been had the Transactions occurred at an earlier date. The unaudited pro forma condensed financial statements however are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above mentioned Transactions actually occurred earlier. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the unaudited pro forma amounts reflected herein due to a variety of factors.

For the fiscal year ended December 31, 2015, the unaudited pro forma condensed financial statements shown below give the effect of discontinued operations resulting from the sale of RS and the effect of the aforementioned coinsurance transaction on the Company’s historical consolidated financial statements.

Because the sale of RS was not yet reflected as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, we have also provided the unaudited pro forma results of operations for the 2014 and 2013 fiscal years to show the effect of discontinued operations in those years. The sale of RS qualifies for reporting as discontinued operations in the first quarter of 2016 as a result of the Board of Directors commitment to a plan for its disposal in January 2016.

American Independence Corp. and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet

December 31, 2015

(In thousands, except share data)

(Unaudited)

				100%
		Sale of Risk		Coinsurance		Pro Forma
	Historical	Solutions		of Stop-Loss		Adjusted
ASSETS:
Investments:
Securities purchased under agreements to resell	$4,595	$-		$-		$4,595
Fixed maturities available-for-sale, at fair value	84,933	-		-		84,933
Equity securities available-for-sale, at fair value	2,594	-		-		2,594

Total investments	92,122	-		-		92,122

Cash and cash equivalents	5,765	124,366	a,b,c	(14,226	)e	115,905
Restricted cash	21,735	(20,358	)a	-		1,377
Accrued investment income	733	(6	)a	-		727
Premiums receivable	16,654	-		-		16,654
Net federal deferred tax asset	16,215	(66)	d	-		16,149
Due from reinsurers	4,950	-		18,674	e	23,624
Goodwill	5,703	-		-		5,703
Intangible assets	14,113	(786	)a	-		13,327
Accrued fee income	5,307	(5,307	)a	-		-
Due from securities brokers	1,051	-		-		1,051
Other assets	12,626	(2,107	)a,b	-		10,519

TOTAL ASSETS	$196,974	$95,736		$4,448		$297,158

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Policy benefits and claims	$43,764	$-		$-		$43,764
Premium and claim funds payable	21,735	(20,358	)a	-		1,377
Commission payable	6,302	(485	)a	-		5,817
Accounts payable, accruals and other liabilities	14,686	(3,185	)d	4,448	d	15,949
Debt	3,189	-		-		3,189
State income taxes payable	-	5,799	a,d	-		5,799
Due to reinsurers	100	-		-		100

Total liabilities	89,776	(18,229)		4,448		75,995

STOCKHOLDERS’ EQUITY:
American Independence Corp. stockholders’ equity:
Preferred stock, $0.10 par value, 1,000 shares designated; no shares issued and outstanding	-	-		-		-
Common stock, $0.01 par value, 15,000,000 shares authorized; 9,181,793 shares issued, 8,088,105 shares outstanding	92	-		-		92
Additional paid-in capital	88,637	-		-		88,637
Accumulated other comprehensive gain (loss)	(197)	-		-		(197)
Treasury stock, at cost, 1,093,688 shares	(10,161)	-		-		(10,161)
Retained earnings	25,549	113,965	f,d,c	-		139,514
Total American Independence Corp. stockholders’ equity	103,920	113,965		-		217,885
Non-controlling interest in subsidiaries	3,278	-		-		3,278
Total equity	107,198	113,965		-		221,163
TOTAL LIABILITIES AND EQUITY	$196,974	$95,736		$4,448		$297,158

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

American Independence Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2015

(In thousands, except per share data)

(Unaudited)

					100%
		Sale of Risk		Pro Forma	Coinsurance		Pro Forma
	Historical	Solutions		Discontinued	of Stop-Loss		Adjusted
REVENUES:
Premiums earned	$148,803	$-		$148,803	$(69,169	)g	$79,634
Fee and agency income	30,963	(16,982	)a	13,981	-		13,981
Net investment income	2,247	(44	)a	2,203	(1,131	)g	1,072
Net realized investment gains	260	-		260	-		260
Other income	993	(165	)a	828	-		828
	183,266	(17,191)		166,075	(70,300)		95,775

EXPENSES:
Insurance benefits, claims and reserves	98,741	-		98,741	(52,844	)g	45,897
Selling, general and administrative expenses	76,410	(12,956	)a	63,454	(14,862	)g	48,592
Amortization and depreciation	1,605	(646	)a	959	-		959
	176,756	(13,602)		163,154	(67,706)		95,448

Income (loss) before income tax from continuing operations	6,510	(3,589)		2,921	(2,594)		327
Provision (benefit) for income taxes	2,695	(1,478	)a,b	1,217	(908	)g	309

Net income (loss) from continuing operations	3,815	(2,111)		1,704	(1,686)		18
Less: Net income attributable to the non-controlling interest	(286)	-		(286)	-		(286)

Net income (loss) attributable to American
Independence Corp. from continuing operations	$3,529	$(2,111)		$1,418	$(1,686)		$(268)

Basic income per common share:
Basic income (loss) per common share attributable to American Independence Corp. common stockholders from continuing operations	$.44	$(.26)		$.18	$(.21)		$(.03)

Weighted-average shares outstanding	8,082	8,082		8,082	8,082		8,082

Diluted income per common share:
Diluted income (loss) per common share attributable to American Independence Corp. common stockholders from continuing operations	$.44	$(.26)		$.18	$(.21)		$(.03)

Weighted-average diluted shares outstanding	8,094	8,094		8,094	8,094		8,094

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

American Independence Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2014

(In thousands, except per share data)

(Unaudited)

		Sale of Risk		Pro Forma
	Historical	Solutions		Adjusted
REVENUES:
Premiums earned	$133,606	$-		$133,606
Fee and agency income	27,918	(13,178	)a	14,740
Net investment income	2,202	(55	)a	2,147
Net realized investment gains	967	-		967
Other income	183	(87	)a	96
	164,876	(13,320)		151,556

EXPENSES:
Insurance benefits, claims and reserves	88,887	-		88,887
Selling, general and administrative expenses	69,752	(10,666	)a	59,086
Amortization and depreciation	1,692	(791	)a	901
	160,331	(11,457)		148,874

Income (loss) before income tax from continuing operations	4,545	(1,863)		2,682
Provision (benefit) for income taxes	(802)	(93	)a,b	(895)

Net income (loss) from continuing operations	5,347	(1,770)		3,577
Less: Net income attributable to the non-controlling interest	(97)	-		(97)

Net income (loss) attributable to American
Independence Corp. from continuing operations	$5,250	$(1,770)		$3,480

Basic income per common share:
Basic income (loss) per common share attributable to American Independence Corp. common Stockholders from continuing operations	$.65	$(.22)		$.43

Weighted-average shares outstanding	8,077	8,077		8,077

Diluted income per common share:
Diluted income (loss) per common share attributable to American Independence Corp. common stockholders from continuing operations	$.65	$(.22)		$.43

Weighted-average diluted shares outstanding	8,103	8,103		8,103

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

American Independence Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2013

(In thousands, except per share data)

(Unaudited)

		Sale of Risk		Pro Forma
	Historical	Solutions		Adjusted
REVENUES:
Premiums earned	$127,203	$-		$127,203
Fee and agency income	22,421	(8,850	)a	13,571
Net investment income	2,104	(55	)a	2,049
Net realized investment gains	1,082	-		1,082
Other income	463	11	a	474
	153,273	(8,894)		144,379

EXPENSES:
Insurance benefits, claims and reserves	87,118	-		87,118
Selling, general and administrative expenses	58,878	(7,973	)a	50,905
Amortization and depreciation	1,836	(877	)a	959
	147,832	(8,850)		138,982

Income (loss) before income tax from continuing operations	5,441	(44)		5,397
Provision (benefit) for income taxes	1,576	(18	)a,b	1,558

Net income (loss) from continuing operations	3,865	(26)		3,839
Less: Net income attributable to the non-controlling interest	(983)	-		(983)

Net income (loss) attributable to American
Independence Corp. from continuing operations	$2,882	$(26)		$2,856

Basic income per common share:
Basic income (loss) per common share attributable to American Independence Corp. common Stockholders from continuing operations	$.36	$-		$.35

Weighted-average shares outstanding	8,076	8,076		8,076

Diluted income per common share:
Diluted income (loss) per common share attributable to American Independence Corp. common stockholders from continuing operations	$.36	$-		$.35

Weighted-average diluted shares outstanding	8,084	8,084		8,084

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

American Independence Corp.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Note 1:	Basis of Presentation

Independence Holding Company (“IHC”) and American Independence Corp. (the “Company”, “AMIC” or “we”, “us” and “our”) entered into an agreement to sell all of the membership interests of IHC Risk Solutions LLC (“RS”) and co-insure to an unaffiliated reinsurer, all of the in-force stop-loss insurance business of Standard Security Life Insurance Company of New York (“SSL”) and Independence American Insurance Company (“IAIC”) produced by RS, as of January 1, 2016 (collectively, the Transactions). The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Transactions had been consummated on December 31, 2015. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2015 has been prepared as if the Transactions occurred as of the beginning of the period; the unaudited pro forma results of operations for the 2014 and 2013 fiscal years have been prepared to show the effect of discontinued operations as if the Transactions occurred as of the beginning of each respective period (see Note 2) in those years.

The unaudited pro forma condensed consolidated financial statements are based upon available information and certain assumptions considered reasonable by management. The estimated net gain resulting from the consummation of the Transactions is included as an adjustment to retained earnings on the unaudited pro forma condensed consolidated balance sheet at December 31, 2015 and is not reflected as an adjustment in the unaudited pro forma condensed consolidated statements of income. In addition, the Company did not include a pro forma adjustment for investment income that could have been potentially earned on the net proceeds of the Transactions in such statements. However, the unaudited pro forma condensed consolidated statements of income do reflect pro forma adjustments for estimated federal and state income tax provisions, including the use of federal net operating loss carryforwards, which may be subject to further adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations.

The unaudited pro forma condensed consolidated financial statements do not represent what the Company’s financial position would have been assuming the consummation of the Transactions had occurred on December 31, 2015 or what the Company’s consolidated statements of income would have been assuming the consummation of the Transactions had occurred prior to January 1, 2012, nor do they project the Company’s financial position or results of operations at any future date or for any future period. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission.

Because the sale of RS was not yet reflected as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, we have also provided the unaudited pro forma results of operations for the 2014 and 2013 fiscal years to show the effect of discontinued operations in those years. The sale of RS qualifies for reporting as discontinued operations in the first quarter of 2016 as a result of the Board of Directors of commitment to a plan for its disposal in January 2016.

Note 2:	Discontinued Operations

In January 2016, AMIC’s Board of Directors approved a plan to sell the membership interests of RS and, subsequently, AMIC entered into an agreement for its sale. The sale closed on March 31, 2016. The sale agreement includes: (i) the sale of 100% of the outstanding membership interests of RS for approximately $139.4 million; (ii) the simultaneous cancellation of transfer agreements between RS and certain affiliated entities, Majestic Underwriters, LLC (Majestic) and Alliance Underwriters, LLC (Alliance) for approximately $9.6 million; and (iii) the liquidation of AMIC’s 23% interest in Majestic for approximately $1.6 million. AMIC’s block of Medical Stop-Loss business is in run-off. The sale of RS and exit from the medical stop-loss insurance business represents a strategic shift that will have a major effect on the Company’s operations and financial results. The disposal transaction qualifies for reporting as discontinued operations in the first quarter of 2016 as a result of the Board of Directors’ commitment to a plan for its disposal in January 2016.

Note 3:	Reinsurance

In connection with the aforementioned Transactions, the Company entered into a coinsurance agreement with an unaffiliated reinsurer, Westport Insurance Corporation (Swiss Re Corporate Solutions' largest US carrier), to co-insure all of the in-force stop-loss insurance business of IAIC produced by RS, as of January 1, 2016, for ceding consideration of approximately $4.4 million.

The ceding of reinsurance does not discharge the primary liability of the original insurer to the insured.

Note 4:	Pro forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed financial information:

a)	To reflect the elimination of assets and liabilities and income and expenses of RS, and AMIC’s equity investment in and equity income from Majestic.

b)	To reflect the liquidation of the Company’s 23% interest in Majestic for $1.6 million.

c)	To reflect the cancellation and payment of the Alliance and Majestic simultaneous transfer agreements for $2.8 million and $6.8 million, respectively.

d)	To reflect estimated state and federal taxes on gain net of a decrease in the valuation allowance on federal net operating loss carryforwards expected to be utilized in connection with the gain.

e)	To reflect the transfer of assets on a 100% coinsurance basis of the reserves for all RS produced stop loss insurance business on IAIC and corresponding ceding consideration.

f)

To reflect the pro forma estimated gain of $114.0 million on the sale of RS, Majestic and cancellation of simultaneous transfer agreements net of expenses and applicable state and federal taxes had the transaction taken place as of December 31, 2015. The Company has available federal net operating loss carryforwards which will offset any gains recognized upon consummation of the Transactions. While the Company expects to pay federal alternative minimum taxes due to limitations on the utilization of net operating loss carryforwards, such taxes will be available as a credit against regular federal income taxes incurred in the future.

g)

To reflect the 100% coinsurance of all of the RS produced stop loss insurance business and to reflect the agreement of IHC and its affiliates to cease insurance and reinsurance of all stop-loss for a specified period of time.